John Hancock Bond Fund (the “fund”)
Supplement dated 3-21-2013 to the current Prospectuses
In the “Fund summary – Principal investment strategies” section, the first paragraph is amended and restated, as follows:
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of bonds. These may include, but are not limited to, corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment grade, although the fund may invest up to 25% of its net assets in debt securities that are rated, at the time of acquisition, below investment-grade (i.e., “junk bonds”), as low as CC by Standard & Poor’s Ratings Services (S&P) or Ca by Moody’s Investors Service, Inc. (Moody’s), or in unrated securities determined by the fund’s investment adviser or subadviser to be of comparable credit quality. There is no limit on the fund’s average maturity.
In the “Fund details – Investment strategies” section, the second paragraph is amended and restated, as follows:
In seeking to achieve its investment objective, the fund invests in corporate obligations, U.S. government and agency securities, mortgage-related securities and derivatives, including future contracts, options, swaps and foreign currency forward contracts, among other investments. While the fund will invest primarily in investment grade securities, the fund may invest up to 25% of its net assets in debt securities that are rated as low as CC/Ca or in unrated securities determined by the fund’s investment adviser or subadviser to be of comparable credit quality. There is no limit on the fund’s average maturity. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies. The fund normally will not invest more than 10% of its assets in cash or cash equivalents. In managing the fund, the subadviser concentrates on sector allocation, industry allocation and security selection.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Bond Fund (the “fund”)
Supplement dated 3-21-2013 to the Statement of Additional Information
In the “INVESTMENT POLICIES AND RISKS” section, the fourth paragraph is amended and restated, as follows:
In addition, the Fund contemplates that at least 75% of the value of its net assets will be in (1) debt securities that are rated, at the time of acquisition, investment-grade (i.e., at least “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Services (“S&P”)), or in unrated securities determined by the Fund’s investment adviser or subadviser to be of comparable credit quality; and (2) cash and cash equivalents. Under normal market conditions, the Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and options contracts). Debt securities rated ”Baa” or “BBB” are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal. The Fund will, when feasible, purchase debt securities that are non-callable. It is anticipated that under normal market conditions, the Fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities). The Fund will not invest more than 10% of its total assets in securities denominated in foreign currencies. The Fund will diversify its investments among a number of industry groups without concentration in any particular industry. The Fund’s investments, and consequently its net asset value per share (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.
In the “INVESTMENT POLICIES AND RISKS” section, in the “Lower Rated High Yield Debt Obligations” subsection, the first paragraph is amended and restated, as follows:
Lower Rated High Yield Debt Obligations. The Fund may invest up to 25% of its net assets in debt securities that are rated, at the time of acquisition, below investment-grade (i.e., “junk bonds”), as low as “Ca” by Moody’s or “CC” by S&P, or in unrated securities determined by the Fund’s investment adviser or subadviser to be of comparable credit quality. Securities rated as low as “Ca” by Moody’s or “CC” by S&P may indicate that the obligations are highly speculative and in default. See Appendix A attached to this SAI, for the distribution of securities in the various ratings categories and a description of the characteristics of the categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the above-stated ratings. The Fund may invest in unrated securities that, in the opinion of the Subadviser, offer comparable yields and risks to those securities that are rated.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for your future reference.

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